EXHIBIT 2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To AMP Incorporated:


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-06767.


                                               /s/  Arthur Andersen LLP


Philadelphia, PA
 June 26, 1997